Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) January 28, 2022
FOURTH QUARTER 2021 RESULTS AND KEY METRICS

3.4% Return on Assets	15.6% CET1 Ratio	$1.1B Capital Returned	CEO COMMENTARY

“Synchrony’s strong fourth quarter performance reflected broad-based growth across our business as the compelling value of our products resonated with the heightened demand from a strong consumer,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“We closed the year with strong new account originations, and record purchase volume and net earnings – a testament to our high level of execution across our key strategic priorities. During the year, we grew our existing partner programs and added new partners. We also continued to diversify our products and expand our distribution channels. Synchrony also continued to prioritize innovation through further investment in our digital products and capabilities – all with a focus on delivering best-in-class omnichannel experiences for our partners and customers.

“As we continue to execute on these and the many opportunities ahead, we are well-positioned to reach and serve even more partners and customers and, in so doing, drive sustainable growth, attractive returns and considerable capital for our stakeholders over the long-term.”

$85.1B Loans includes Loan Receivables of $80.7B and loans HFS of $4.4B

Net Earnings of $813 Million or $1.48 Per Diluted Share, including a post-tax benefit of $0.14 per diluted share due to reserve reductions related to held for sale portfolios

Record Purchase Volume

Broad-based loan growth across all sales platforms

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced fourth quarter 2021 net earnings of $813 million, or $1.48 per diluted share, compared to $738 million, or $1.24 per diluted share in the fourth quarter 2020. Fourth quarter 2021 net earnings included a $74 million post-tax benefit, or $0.14 per diluted share, due to reserve reductions related to held for sale portfolios.

KEY OPERATING & FINANCIAL METRICS*
PURCHASE VOLUME AND CREDIT TRENDS REFLECT CONSUMER STRENGTH, DRIVING CONTINUED STRONG PERFORMANCE
•Purchase volume increased 18% to $47.1 billion
•Loans of $85.1 billion, including $80.7 billion of loan receivables and $4.4 billion of loan receivables held for sale, increased 4%
•Average active accounts increased 5% to 69.4 million
•New accounts increased 20% to 7.3 million
•Net interest margin increased 113 basis points to 15.77%
•Efficiency ratio increased 4.0 percentage points to 41.1%
•Return on assets increased 0.3 percentage points to 3.4%
•Return on equity decreased 0.6 percentage points to 23.0%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE FOURTH QUARTER OF 2021*
“Our fourth quarter financial results reflect the core strengths of our differentiated business model: our diversified partner portfolio; our scalable technology platform, which enables efficient and swift partner integrations and seamless omnichannel capabilities; our deep industry expertise and advanced analytics, and our digitally-enabled product suite, the combination of which powers compelling value and best-in-class experiences for our customers and partners,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“By leveraging these core strengths, Synchrony delivered a third consecutive quarter of double-digit purchase volume growth across four of our five platforms, as well as record purchase volume for the business. We did so while maintaining market-leading risk-adjusted returns and cost discipline and, in turn, produced record return on assets for the full year.

“Synchrony is emerging from the pandemic with strong momentum, as the operating environment continues to normalize and we further advance our core differentiators, we remain confident in our ability to achieve the long-term operating metrics we laid out at Investor Day to drive considerable value for all our stakeholders.”

BUSINESS HIGHLIGHTS
CONTINUED TO RENEW KEY PARTNERSHIPS AND EXPAND NETWORK AND INNOVATIVE CAPABILITIES
•Renewed seven programs including American Signature Furniture, City Furniture, and Husqvarna
•Broadened CareCredit network and card utility via a new partnership with Thrive Pet Healthcare
•Invested in Skipify to expand innovative product offerings through additional distribution channels

FINANCIAL HIGHLIGHTS
EARNINGS GROWTH DRIVEN BY BROAD BASED STRENGTH ACROSS THE BUSINESS
•Interest and fees on loans increased 2% to $4 billion, mainly due to growth in average loan receivables, partially offset by lower yield.
•Net interest income increased $171 million, or 5%, to $3.8 billion.
•Retailer share arrangements increased $220 million, or 21%, to $1.3 billion, mainly driven by lower provision for credit losses and continued strong program performance.
•Provision for credit losses decreased $189 million, or 25%, to $561 million, driven by lower net charge-offs and lower reserve charge including amounts attributable to held for sale portfolios.
•Other income increased $85 million, or 104%, to $167 million, primarily driven by gain in a venture investment.
•Other expense increased $122 million, or 12%, to $1.1 billion, primarily driven by asset impairments, certain incremental marketing investments, and higher employee costs.
•Net earnings increased to $813 million, including a $74 million post-tax benefit, or $0.14 per diluted share, due to reserve reductions related to the held for sale portfolios.

CREDIT QUALITY
CREDIT PERFORMANCE CONTINUED TO BE DRIVEN BY A STRONG CONSUMER
•Loans 30+ days past due as a percentage of total period-end loan receivables were 2.62% compared to 3.07% last year, reflecting a decline of 45 basis points. Excluding the impact of the held for sale portfolios from both periods, the year over year decline was approximately 60 basis points.
•Net charge-offs as a percentage of total average loan receivables were 2.37% compared to 3.16% last year.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.76%.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto** purchase volume increased 13%, reflecting continued strength. Period-end loan receivables increased 3% and interest and fees on loans were flat compared to the prior year. Average active accounts increased 1%.
•Digital purchase volume increased 22% and period-end loan receivables increased 6%, reflecting strength in digital-based partners due to the shift in consumer behavior. Interest and fees on loans increased 5%, driven primarily by loan receivables growth, while average active accounts increased 9%.
•Diversified & Value purchase volume increased 26%. Period-end loan receivables increased 2% reflecting above average seasonal purchase volume, partially offset by higher payment rates. Interest and fees on loans decreased 1%, driven primarily by lower yields, and average active accounts increased 9%.
•Health & Wellness purchase volume increased 14% and period-end loan receivables increased 7%, reflecting broad based growth across all markets. Interest and fees on loans increased 2%, driven primarily by loan receivables growth, and average active accounts increased 3%.
•Lifestyle purchase volume increased 6% reflecting broad-based growth across the platform, but impacted by the comparison to last year’s strong power sports growth. Period-end loan receivables increased 7%, reflecting continued strength in power sports and music. Interest and fees on loans increased 4%, driven primarily by loan receivables growth, and average active accounts were relatively flat.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loans of $85.1 billion, including $80.7 billion of loan receivables and $4.4 billion of loan receivables held for sale, increased 4%; purchase volume increased 18% and average active accounts increased 5%.
•Loan receivables held for sale includes the current quarter reclassification of $0.5 billion of loan receivables associated with the BP portfolio.
•Deposits decreased $0.5 billion, or 1%, to $62.3 billion and comprised 81% of funding.
•Total liquidity (liquid assets and undrawn credit facilities) of $15.7 billion, or 16.4% of total assets.
•Total capital returned of $1.1 billion, reflecting $982 million of share repurchases and $120 million of common stock dividends.
•As of December 31, 2021, the Company had $1.2 billion remaining of its share repurchase authorization.
•The Company has elected to defer the regulatory capital effects of CECL for two years; the estimated Common Equity Tier 1 ratio was 15.6% compared to 15.9%, and the estimated Tier 1 Capital ratio was 16.5% compared to 16.8%, reflecting our strong capital generation capabilities.

*All comparisons are for the fourth quarter of 2021 compared to the fourth quarter of 2020, unless otherwise noted.
** All metrics discussed above for the Home & Auto sales platform exclude amounts related to the BP portfolio. See the detailed financial tables for additional information.
CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed February 11, 2021, and the Company’s forthcoming Annual Report on Form 10-K for the year ended December 31, 2021. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Friday, January 28, 2022, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company. We deliver a wide range of specialized financing programs, as well as innovative consumer banking products, across key industries including digital, retail, home, auto, travel, health and pet. Synchrony enables our partners to grow sales and loyalty with consumers. We are one of the largest issuers of private label credit cards in the United States; we also offer co-branded products, installment loans and consumer financing products for small- and medium-sized businesses, as well as healthcare providers.

Synchrony is changing what’s possible through our digital capabilities, deep industry expertise, actionable data insights, frictionless customer experience and customized financing solutions.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Sue Bishop
(203) 585-6291	(203) 585-2802

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed on February 11, 2021. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as "tangible common equity", and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.